Exhibit 99.1

	Revenues by Product and by Type
	Historical							Updated(1)
	Fiscal Year		Fiscal Year 2022					Fiscal Year		Fiscal Year 2022
($ in millions)	2020	2021	Q1	Q2	Q3	Q4	Total	2020	2021	Q1	Q2	Q3	Q4	Total

Investor Communication Solutions (“ICS”)
Regulatory	$783.0	$940.2	$165.5	$166.4	$321.7	$423.9	$1,077.4	$778.5	$937.9	$165.4	$166.2	$320.9	$422.8	$1,075.4
Data-driven fund solutions	331.3	343.8	83.3	88.8	90.7	102.9	365.8	328.6	342.2	83.2	88.5	90.2	101.7	363.7
Issuer	156.4	188.6	20.6	23.7	46.3	125.4	215.9	156.3	188.5	20.6	23.7	46.3	125.3	215.9
Customer communications	568.0	569.5	140.9	148.2	171.5	155.2	615.8	565.6	568.3	140.9	148.1	171.3	155.0	615.4
Total ICS Recurring fee revenues	1,838.7	2,042.1	410.3	427.1	630.2	807.4	2,275.0	1,829.0	2,036.9	410.2	426.5	628.7	804.9	2,270.3

Equity and other	78.3	123.3	27.6	24.6	25.0	37.9	115.1	76.8	123.0	27.6	24.6	25.0	37.8	115.0
Mutual funds	98.0	112.2	48.8	40.1	33.7	31.9	154.5	98.7	112.1	48.8	40.1	33.6	31.9	154.4
Total ICS Event-driven fee revenues	176.3	235.5	76.3	64.7	58.7	69.8	269.6	175.5	235.0	76.3	64.7	58.6	69.7	269.4

Distribution revenues	1,446.1	1,549.5	366.9	401.5	472.4	476.7	1,717.6	1,443.8	1,548.3	367.0	401.4	472.1	476.5	1,717.0

Total ICS Revenues	$3,461.1	$3,827.0	$853.5	$893.3	$1,161.4	$1,354.0	$4,262.1	$3,448.2	$3,820.2	$853.4	$892.7	$1,159.4	$1,351.1	$4,256.6

Global Technology and Operations (“GTO”)
Capital markets	$615.2	$661.3	$209.4	$224.1	$247.2	$240.1	$920.8	$603.0	$656.0	$208.6	$221.0	$241.4	$231.7	$902.7
Wealth and investment management	492.2	524.9	131.2	146.4	134.3	141.6	553.6	477.9	517.5	130.8	145.9	133.0	140.0	549.7
Total GTO Recurring fee revenues	1,107.4	1,186.2	340.6	370.6	381.5	381.7	1,474.4	1,080.8	1,173.5	339.4	366.9	374.3	371.7	1,452.4

Foreign currency exchange	(39.4)	(19.5)	(1.2)	(4.3)	(9.1)	(12.8)	(27.4)	-	-	-	-	-	-	-

Total Revenues	$4,529.0	$4,993.7	$1,192.9	$1,259.6	$1,533.7	$1,722.9	$5,709.1	$4,529.0	$4,993.7	$1,192.9	$1,259.6	$1,533.7	$1,722.9	$5,709.1

Revenues by Type
Recurring fee revenues	$2,946.1	$3,228.3	$750.8	$797.6	$1,011.7	$1,189.2	$3,749.3	$2,909.8	$3,210.4	$749.6	$793.5	$1,003.0	$1,176.6	$3,722.7
Event-driven fee revenues	176.3	235.5	76.3	64.7	58.7	69.8	269.6	175.5	235.0	76.3	64.7	58.6	69.7	269.4
Distribution revenues	1,446.1	1,549.5	366.9	401.5	472.4	476.7	1,717.6	1,443.8	1,548.3	367.0	401.4	472.1	476.5	1,717.0
Foreign currency exchange	(39.4)	(19.5)	(1.2)	(4.3)	(9.1)	(12.8)	(27.4)	-	-	-	-	-	-	-
Total Revenues	$4,529.0	$4,993.7	$1,192.9	$1,259.6	$1,533.7	$1,722.9	$5,709.1	$4,529.0	$4,993.7	$1,192.9	$1,259.6	$1,533.7	$1,722.9	$5,709.1

(1)	Reflects actual foreign exchange rates applicable to the individual periods presented.

	Segment Earnings (Loss) before Income Taxes
	Historical							Updated(1)
	Fiscal Year		Fiscal Year 2022					Fiscal Year		Fiscal Year 2022
($ in millions)	2020	2021	Q1	Q2	Q3	Q4	Total	2020	2021	Q1	Q2	Q3	Q4	Total

Investor Communication Solutions	$458.0	$596.0	$82.4	$58.8	$220.7	$364.4	$726.3	$455.0	$594.6	$82.4	$58.7	$220.0	$363.5	$724.7
Global Technology and Operations	222.5	200.3	18.7	34.4	49.8	36.7	139.5	212.0	194.9	18.6	33.9	48.6	38.4	139.4
Other	(83.1)	(90.1)	(21.5)	(39.7)	(44.5)	(83.2)	(188.9)	(87.5)	(93.3)	(22.8)	(40.8)	(45.2)	(83.1)	(191.9)
Foreign currency exchange	(17.8)	(10.1)	(1.4)	(1.7)	(2.5)	0.9	(4.7)	-	-	-	-	-	-	-
Total	$579.5	$696.2	$78.2	$51.9	$223.3	$318.8	$672.2	$579.5	$696.2	$78.2	$51.9	$223.3	$318.8	$672.2

(1)	Reflects actual foreign exchange rates applicable to the individual periods presented.

	Amortization of Acquired Intangibles and Purchased Intellectual Property
	Historical							Updated(1)
($ in millions)	Fiscal Year		Fiscal Year 2022					Fiscal Year		Fiscal Year 2022
	2020	2021	Q1	Q2	Q3	Q4	Total	2020	2021	Q1	Q2	Q3	Q4	Total
Investor Communication Solutions	$83.1	$86.8	$20.9	$16.2	$16.2	$16.0	$69.3	$81.7	$86.0	$20.9	$16.1	$16.0	$15.7	$68.7
Global Technology and Operations	42.0	67.6	48.4	47.6	47.2	46.1	189.3	39.7	66.2	47.8	46.4	44.8	42.5	181.5
Other	1.5	1.5	-	-	-	-	-	1.5	1.5	-	-	-	-	-
Foreign currency exchange	(3.7)	(2.3)	(0.6)	(1.3)	(2.6)	(3.9)	(8.4)	-	-	-	-	-	-	-
Total	$122.9	$153.7	$68.7	$62.5	$60.8	$58.2	$250.2	$122.9	$153.7	$68.7	$62.5	$60.8	$58.2	$250.2

(1)	Reflects actual foreign exchange rates applicable to the individual periods presented.

	Historical							Updated(1)
($ in millions)	Fiscal Year		Fiscal Year 2022					Fiscal Year		Fiscal Year 2022
	2020	2021	Q1	Q2	Q3	Q4	Total	2020	2021	Q1	Q2	Q3	Q4	Total
Closed Sales	$228.4	$232.1	$29.8	$82.7	$57.5	$111.9	$281.9	$224.0	$231.0	$29.7	$82.2	$57.0	$110.5	$279.5

(1)	Reflects actual foreign exchange rates applicable to the individual periods presented.